SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2002
                                                 -------------------------------

                           WHITNEY HOLDING CORPORATION
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in its charter)

Louisiana                         0-1026                    72-6017893
--------------------------------------------------------------------------------
(State of                 (Commission File Number)        (IRS Employer
incorporation)                                           Identification No.)

          228 St. Charles Avenue, New Orleans, Louisiana       70130
--------------------------------------------------------------------------------
           (Address of principal executive offices)         (Zip Code)

                                 (504) 586-7272
--------------------------------------------------------------------------------
               (Registrant's telephone number,including area code)

Item 4.  Changes to Registrant's Certifying Accountant

         On May 22, 2002, Whitney Holding Corporation (Whitney or the Company) decided not to continue the engagement of Arthur Andersen LLP (Andersen) as the Company's independent accountants. This action was taken with the approval of Whitney's Board of Directors, which ratified the decision reached by its Audit Committee.

         Andersen issued a report on the Company's consolidated financial statements for each of the past two fiscal years. Neither of these reports contained an adverse opinion or disclaimer of opinion, nor was either qualified or modified as to uncertainty, audit scope or accounting principle. During the two fiscal years that ended December 31, 2001 and continuing through May 22, 2002, Whitney and Andersen had no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that, if not resolved to Andersen's satisfaction, would have caused them to make reference to the matter of disagreement in their report on the financial statements.

         Whitney provided Andersen with a copy of the foregoing disclosure. Attached as Exhibit 16 is a copy of Andersen's letter, dated May 22, 2002, stating its agreement with the statements in this disclosure.

         None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred during Whitney's two most recent fiscal years and through May 22, 2002.

         Also  on  May 22, 2002,  Whitney  appointed  PricewaterhouseCoopers LLP
(PwC)to replace Andersen as the Company's independent accountants. The Audit Committee's selection of PwC was also ratified by the Board of Directors. During Whitney's two most recent fiscal years ended December 31, 2001, and the subsequent interim period through May 22, 2002, the Company did not consult with PwC regarding any of the matters or events set forth in Item 304(a)(2)(i) and
(ii) of Regulation S-K.

Item 7.  Financial Statements and Exhibits
         (c) Exhibits

         Exhibit 16 - Letter dated May 22, 2002, from Arthur Andersen LLP to the Securities and Exchange Commission regarding change in certifying accountant.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Whitney Holding Corporation


                                          By: /s/Thomas L. Callicutt, Jr.
                                             -----------------------------------
                                             Thomas L. Callicutt, Jr.
                                             Executive Vice President and
                                             Chief Financial Officer
                                             Date: May 23, 2002
                                                  ------------------------------

                                  EXHIBIT INDEX

Exhibit
Number            Description
------            --------------------------------------------------------------

16                Letter  dated  May 22, 2002,  from  Arthur Andersen LLP to the
                  Securities  and  Exchange  Commission  regarding  change    in
                  certifying accountant.

Exhibit 16

                        [Arthur Andersen LLP letterhead]

May 22, 2002

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

We have read paragraphs one through three of Item 4 included in the Form 8-K dated May 22, 2002 of Whitney Holding Corporation to be filed with Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,


Arthur Andersen LLP

By:/s/ Robert W. Kimbro
   --------------------------------


Copy to: Mr. Thomas L. Callicutt, Jr.
         Executive Vice President and Chief Financial Officer
         Whitney Holding Corporation